UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 28, 2003


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923


              Illinois                              36-3873352
-----------------------------------       -------------------------------
         (State or other                        (I.R.S. Employer
  Jurisdiction of Incorporation)               Identification No.)


                               727 North Bank Lane
                           Lake Forest, Illinois 60045
            -------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (847) 615-4096
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

         In May 2003, Wintrust Financial Corporation (the "Company") issued its letter to shareholders related to its first quarter 2003. A copy of the letter is attached hereto as Exhibit 99.1, and incorporated herein by reference. On April 17, 2003, the Company announced its earnings results for the first quarter of 2003. The Company's press release relating to this announcement, which was previously filed, is also attached as part of the letter to shareholders.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1 Letter to Shareholders, including earnings release dated April 17, 2003.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)





Date:  May 30, 2003                          /s/ David L. Stoehr
                                             -----------------------------------
                                                Executive Vice President &
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1 Letter to Shareholders, including earnings release dated April 17, 2003.



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